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                                                                   EXHIBIT 10.11

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
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     This Amendment No. 1 to the Employment Agreement made as of the 21st day of
May, 1996 between TeleSpectrum Worldwide Inc. ("TELESPECTRUM" or the "COMPANY") and J. Brian O'Neill ("O'NEILL" or the "EMPLOYEE") ("AGREEMENT") is made and is effective as of January 1, 1998 ("AMENDMENT NO. 1").

     WHEREAS:

     A. O'Neill is currently employed as TeleSpectrum's Chief Executive Officer ("CEO") pursuant to the Agreement.

     B. TeleSpectrum and O'Neill desire to amend the Agreement on the terms and conditions described below to provide for and state the current rights, duties and obligations, and the added terms that will exist if TeleSpectrum employs another person as CEO.

     NOW, THEREFORE, in consideration of the mutual covenants and promises stated below, TeleSpectrum and O'Neill, intending to be legally bound, AGREE as follows:

     1.  CONSIDERATION: Amendment No. 1 is made in consideration for the
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promises stated below and particularly for O'Neill's continued employment and
O'Neill's agreement to allow TeleSpectrum to consider employing another person as CEO during the Employment Term and despite the existence of the Agreement, and his continued, diligent service and employment while TeleSpectrum considers employing another person as CEO.

     2.  PERFORMANCE OF AMENDMENT NO. 1:
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         2.1  Performance of the rights, duties and obligations of Sections 3 through 4.2 below is conditioned on TeleSpectrum employing a person other than O'Neill as CEO during the Employment Term of the Agreement. If for any reason TeleSpectrum employs a person other than O'Neill as CEO during the Employment Term, then performance of the rights, duties and obligations of Sections 3 through 4.2 below will be required immediately from the date on which such person is employed as CEO.

         2.2 Performance under Sections 5 through 9 below is required immediately as of the effective date of this Amendment No. 1 first written above.



Amendment No. 1 to Employment Agreement             ________    ________
                                                    J.B.O'N.      TWI
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     3.  MODIFICATION OF VESTING AND EXERCISE OF INCENTIVE OPTIONS IN SECTION
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4(c):  If TeleSpectrum gives Employee notice of termination of the Agreement,
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for any reason including those stated in Sections 5(a) through 5(b) or 6 of the
Agreement, or if TeleSpectrum seeks in any way to terminate or materially modify its obligations under the Agreement without Employee's express written consent, then each outstanding option described in Section 4(c) of the Agreement will immediately be fully vested, and TeleSpectrum waives any restrictions, contractual or otherwise, on Employee's immediate ability to exercise such options, including but not limited to the ninety (90) day restriction on such transactions.

     4.  MODIFICATIONS TO TERMINATION WITH COMPENSATION IN SECTION 6:
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         4.1 The provision in Section 6 of the Agreement concerning the reduction of TeleSpectrum's "obligations by and to the extent of income earned by Employee through employment with another employer other than Company" is modified so that such obligations of TeleSpectrum shall NOT be reduced in any amount or in under any circumstances, including but not limited to income earned by Employee through employment with another employer other than the Company.

         4.2 If Employee's employment as CEO is terminated for any reason, including those described in Sections 5(a) through (b) or 6 of the Agreement, or if TeleSpectrum seeks in any way to terminate or modify its obligations under the Agreement without Employee's express written consent, then: (i) instead of the Salary described in Sections 4(a) and 6 of the Agreement, on a biweekly basis from the effective date of the termination of Employee's employment as CEO until May 20, 2000, TeleSpectrum will pay Employee $5,769.23, minus all payroll deductions required by law or authorized by Employee; and (ii) all options to purchase shares of TeleSpectrum's common stock that have been granted to Employee will immediately be vested, and TeleSpectrum waives any restrictions, contractual or otherwise, on the immediate availability to exercise such options, including but not limited to the ninety (90) day restriction on such transactions.


     5.  MODIFICATION OF NOTICES IN SECTION 11(d): Copies of all notices
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required to be given to Employee under the Agreement shall also be sent to:

     Alexander D. Bono, Esquire
     Blank Rome Comisky & McCauley LLP
     One Logan Square
     Philadelphia, PA 19103-6998
     215-569-5617
     215-569-5546 (Fax)


Amendment No. 1 to Employment Agreement             ________    ________
                                                    J.B.O'N.      TWI
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     6.  PAYMENT OF COUNSEL FEES: TeleSpectrum will pay any reasonable legal
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fees and expenses that Employee incurs in connection with this Amendment No. 1.
This payment will be made upon Employee's presentation of supporting documentation for the legal services provided and expenses incurred.

     7.  RATIFICATION OF OTHER TERMS: All other terms in the Agreement are
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ratified and will remain in full force and effect.

     8.  COUNTERPART: This Amendment No. 1 can be signed in counterpart.
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     IN WITNESS WHEREOF, TeleSpectrum and Employee, intending to be legally bound, have signed this Amendment No. 1 to Employment Agreement as of the date first written above.

                                                 TELESPECTRUM WORLDWIDE INC.


                                              By: ____________________________

                                            Name: ____________________________

                                           Title: ____________________________


                                                  ____________________________
                                                  J. BRIAN O'NEILL


Amendment No. 1 to Employment Agreement    3


Amendment No. 1 to Employment Agreement             ________    ________
                                                    J.B.O'N.      TWI